UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

- - - - - - - - - - - - - - - - - - - - - x
In re:                                    :  Chapter 11
                                          :
CROSS MEDIA MARKETING CORPORATION, et al.,:  Case Nos. 03-13901 (BRL)
                                          :             03-13903 (BRL)
                        Debtors.          :
                                          :  (Jointly Administered)
- - - - - - - - - - - - - - - - - - - - - x

                            OPERATING STATEMENTS FOR
                    THE PERIOD JUNE 1, 2004 TO JUNE 30, 2004
                    ----------------------------------------


DEBTORS' ADDRESS:                              PERIOD DISBURSEMENTS:
                                               ---------------------

Cross Media Marketing Corporation              Cross Media Marketing
275 Madison Avenue, 6th Floor                  Corporation:             $302,928
New York, New York  10016
                                               Media Outsourcing, Inc.: $282,471

DEBTORS' ATTORNEY:

Kramer Levin Naftalis & Frankel LLP
919 Third Avenue
New York, New York  10022

            I the undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verify under penalty of perjury that the information contained therein is complete, accurate and truthful to the best of my knowledge.

Date: August 12, 2004               By: Cross Media Marketing Corporation


                                    /s/ Peter A. Furman
                                    ----------------------------------------
                                    Peter A. Furman
                                    Chief Restructuring Officer/Chief
                                    Executive Officer

                                                   - and -

                                    Media Outsourcing, Inc.

                                    /s/ Peter A. Furman
                                    ----------------------------------------
                                    Peter A. Furman
                                    Chief Restructuring Officer/Chief
                                    Executive Officer

          Cross Media Marketing Corporation and Media Outsourcing, Inc.
                             (Debtors-in-Possession)

                          Notes to Operating Statements

Petition for Relief Under Chapter 11
------------------------------------

On June 16, 2003 (the "Commencement Date"), Cross Media Marketing Corporation ("XMM"), together with its wholly owned subsidiary Media Outsourcing, Inc. ("MOS," and together with XMM, the "Debtors"), commenced a case under chapter 11, title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court").

On June 16, 2003, the Debtor received approval from the Bankruptcy Court to pay or otherwise honor certain of its pre-petition obligations, including employee wages and related taxes, employee benefits, employee travel expenses, insurance premiums and utilities.

On May 24, 2004, the Bankruptcy Court entered an Order Confirming the Debtors' Third Amended Plan of Distribution under Chapter 11 of the Bankruptcy Code (the "Plan"). On July 23, 2004, the Plan went effective.
For more information regarding the Plan, the following documents can be viewed on the Bankruptcy Court's website at http:\\www.nysb.uscourts.gov:
Debtors' Third Amended Joint Plan Under Chapter 11 of the Bankruptcy Code dated March 19, 2004 (Docket No. 333), Disclosure Statement for Debtors' Second Amended Plan of Distribution dated March 17, 2004 (Docket No. 277), Declaration of Peter A. Furman in Support of Confirmation of Debtors' Third Amended Joint Plan of Distribution Under Chapter 11 of the Bankruptcy Code (Docket No. 325), Order Confirming Debtors' Third Amended Joint Plan of Distribution Under Chapter 11 of the Bankruptcy Code (Docket No. 335), Notice of Occurrence of Effective Date of Debtors' Third Amended Joint Plan Under Chapter 11 of the Bankruptcy Code (Docket No. 374).


Basis of Presentation
---------------------

The accompanying unaudited consolidated financial statements include the accounts of Cross Media Marketing Corporation and Media Outsourcing, Inc.

The financial statements have been prepared in accordance with the Debtors' historical accounting practices, except for the income statement, which is currently being prepared on a cash basis.

The Debtors classified cash disbursements for XMM and MOS based on historical reporting practices. Generally, cash disbursements related to XMM consist of employee compensation and benefits for corporate employees located in New York, facility-related items such as rent for the corporate office located in New York and professional fees relating to the bankruptcy. Cash disbursements relating to MOS consist of employee compensation and benefits, facility related items and direct costs relating to MOS's magazine operations.


Pre-Petition Liabilities
------------------------

Pursuant to section 362 of the Bankruptcy Code, the commencement of chapter
11 cases imposes an automatic stay, applicable generally to litigants against the Debtors, creditors and other parties in interest, preventing these parties from taking any action to collect, assess or recover claims against the Debtors that arose prior to the Commencement Date. As such, liabilities arising prior to the Commencement Date may not be paid without the prior approval of the Court. Creditors may, however, petition the Court for relief from the automatic stay.

Liabilities arising prior to the Commencement Date are denoted as "Pre-Petition Liabilities" (all or a portion of which may be disputed by the Debtors) and are detailed on the face of the Balance Sheet. The amount of pre-petition liabilities may increase or decrease during future periods based on claims which may arise subsequent to the Commencement Date as a result of the rejection of executory contracts and non-residential leases, and from the determination by the Court (or by agreement between the parties in interest) of allowed claims for contingencies and other disputed amounts.

          Cross Media Marketing Corporation and Media Outsourcing, Inc.
                             (Debtors-In-Possession)

        Consolidated Balance Sheeet, excluding subsidiaries which are not
                              Debtor-In-Possession

                               As of June 30, 2004
                                       and
                                May 31, 2004 (a)


                                                               June 30, 2004       May 31, 2004
                                                               -------------       ------------
Assets
Current Assets:
    Cash and cash equivalents                                  $  5,399,407        $  5,694,166
    Consumer accounts receivable (b)                              6,567,693           7,303,322
    Other receivables                                             2,908,386           2,936,634
    Other current assets                                             77,469              77,059
                                                               ------------        ------------
       Total current assets                                      14,952,955          16,011,181
Non-Current Assets
    Fixed Assets - Net                                            2,783,411           2,783,411
    Other assets                                                     71,442              90,722
                                                               ------------        ------------
       Total Non-current Assets                                   2,854,853           2,874,133
                                                               ------------        ------------
         TOTAL ASSETS                                          $ 17,807,808        $ 18,885,314
                                                               ============        ============

Liabilities and Stockholders' Equity

Post Petition Liabilities
    Accounts Payable and Accrued Expenses (c)                  $  1,523,161        $  1,354,497
                                                               ------------        ------------
       Total Post Petition Liabilities                            1,523,161           1,354,497

 Pre Petition Liabilities
    Secured Debt (d)                                             27,684,448          27,684,448
    Notes Payable/Preferred Stock                                 5,050,000           5,050,000
    Unsecured Claims (c)                                         22,766,474          22,881,250
                                                               ------------        ------------
       Total Pre Petition Liabilities                            55,500,922          55,615,698
                                                               ------------        ------------

       Total Liabilities                                         57,024,083          56,970,195

Shareholders' Equity
    Net Retained Earnings                                       (38,518,775)        (37,387,381)
    Notes Receivable                                               (697,500)           (697,500)
                                                               -------------       -------------
       Total Stockholders' Equity                               (39,216,275)        (38,084,881)
                                                               -------------       -------------
         TOTAL LIABILITIES & STOCKHOLDERS' EQUITY              $ 17,807,808        $ 18,885,314
                                                               =============       =============

          Cross Media Marketing Corporation and Media Outsourcing, Inc.
                             (Debtors-In-Possession)

        Consolidated Balance Sheeet, excluding subsidiaries which are not
                              Debtor-In-Possession

                               As of June 30, 2004
                                       and
                                May 31, 2004 (a)

Notes to the Balance Sheet:

(a) The balance sheet items above reflect the book value as of June 30, 2004 and May 31, 2004. The balance sheet has not been adjusted to reflect the orderly liquidation value of the assets of the Company.

(b) Historically, the Debtors performed an ongoing review of the cancellation and collection reserve using a static pool analysis on the pay to maturity results of the portfolio of consumer receivables. The most current static pool analysis on the pay to maturity performance was done through March 31, 2003.


    As of June 30, 2004 the Debtor increased its collection and cancellation reserve to reflect changes in the portfolio based on current activity. This adjustment resulted in a reduction in the realizability of the accounts receivable balance.

(c) The amounts included in accounts payable and accrued expenses under the caption "Post Petition Liabilities" are consistent with the Debtors' historical accounting practice for recognition of liabilities. As of May 31, 2004, Post and Pre Petition accounts payable, accrued expenses and unsecured claims have been adjusted to reflect the Amended Schedules filed by the Debtors. As of June 30, 2004 and May 31, 2004, there has been no final determination as to the classification of certain of these liabilities as pre or post petition.

(d) Through the end of June 2004, aggregate distributions of $2,413,073 have been made to the secured lender in partial repayment of the secured debt.

         Cross Media Marketing Corporation and Media Outsourcing, Inc.
                             (Debtors-In-Possession)
                       Case Number 03-13901 and 003-013903

                     Schedule of Receipts and Disbursements
                          For the period June 1, 2004 -
                                  June 30, 2004



                                                MOS                XMM            Total
                                                ---                ---            -----
Cash flow from operations
 Cash Receipts from Operations:
  Consumer Receipts                          $ 262,382          $     -            $ 262,382
  Non Consumer Receipts                         28,758                -               28,758
                                             ---------          ---------          ---------
                                               291,140                -              291,140

Operating Cash Disbursements:
 Employee Compensation/Reimbursements          158,747                  -            158,747
 Direct Costs                                   59,814                  -             59,814
 Facilities                                     55,910              4,432             60,342
   Total Operating Disbursements               274,471              4,432            278,903

   Operating Cash Flow                          16,669             (4,432)            12,237

Non-Operating Cash Disbursements:
 Professional Fees & Other                       8,500            298,496            306,996
   Non Operating Cash Flow                       8,500            298,496            306,996

   Net Cash Flow                             $   8,169          $(302,928)         $(294,759)
                                             =========          ===========        ==========

          Cross Media Marketing Corporation and Media Outsourcing, Inc.
                             (Debtors-in-Possession)
               Account Balances (Per Book) As of June 30, 2004 and
                                  May 31, 2004

                       Case Number: 03-13901 and 03-13903



                    Branch     Account                                                                   Balance at     Balance at
   Institution     Location    Number                      Account Name (Type)                       (a)  6/30/2004     5/31/2004
   -----------     --------    ------                      -------------------                            ---------     ---------
Fleet             New York    9429278356   Cross Media - (Disbursement Funding Account)
                                           - Debtor in Possession                                       $   141,803     $ 225,250
Fleet             New York      80221654   Cross Media Marketing - (Controlled Disbursement Account)
                                           - Debtor in Possession                                           (22,939)     (205,070)
Fleet             New York      80227175   Cross Media Marketing SVC Co- (Payroll Funding Account)
                                           - Debtor in Possession                                               -             -
Fleet             New York    9429159138   Cross Media Marketing Corp - (Corporate Operating Account)
                                           - Debtor in Possession                                         5,274,665     5,670,828
SouthTrust Bank   Atlanta       90001703   Media Outsourcing Inc. Debtor in Possession
                                           (Controlled Disbursement Account)                                    -             -
SouthTrust Bank   Atlanta       81387740   Media Outsourcing Inc. Debtor in Possession
                                           (Operating Account)                                                5,878         3,158
                                                                                                        -----------   -----------
                  Total Accounts                                                                        $ 5,399,407   $ 5,694,166
                                                                                                        ===========   ===========

(a) Certain accounts may reflect overdrafts (per Book) due to checks written but not yet presented. On presentation of the checks, the accounts will be funded as part of the daily "sweep" process.

          Cross Media Marketing Corporation and Media Outsourcing, Inc.
                             (Debtors-in-Possession)
                           Account Balances (Per Bank)
                                      As of
                                  June 30, 2004
                                       and
                                  May 31, 2004

                       Case Number: 03-13901 and 03-13903



                  Branch      Account                                                                   Balance at     Balance at
  Institution     Location    Number                                   Account Name (Type)              6/30/2004      5/31/2004
  -----------     --------    ------                                   -------------------              ---------      ---------
Fleet            New York    9429278356  Cross Media - (Disbursement Funding Account)
                                         - Debtor in Possession                                        $    141,803   $   225,250
Fleet            New York      80221654  Cross Media Marketing - (Controlled Disbursement Account)
                                         - Debtor in Possession                                                 -             -
Fleet            New York      80227175  Cross Media Marketing SVC Co- (Payroll Funding Account)
                                         - Debtor in Possession                                                 -             -
Fleet            New York    9429159138  Cross Media Marketing Corp - (Corporate Operating Account)
                                         - Debtor in Possession                                           5,255,805     5,647,948
SouthTrust Bank  Atlanta       90001703  Media Outsourcing Inc. Debtor in Possession
                                         (Controlled Disbursement Account)                                      -             -
SouthTrust Bank  Atlanta       81387740  Media Outsourcing Inc. Debtor in Possession
                                         (Operating Account)                                                  4,636         3,101
                                                                                                       ------------   -----------
                 Total Accounts                                                                        $  5,402,244   $ 5,876,299
                                                                                                       ============   ===========

          Cross Media Marketing Corporation and Media Outsourcing, Inc.
                             (Debtors-in-Possession)
                       Case Number: 03-13901 and 03-13903
                  Statement of Cash Receipts and Disbursements
                   For the period June 1, 2004 - June 30, 2004


                                  ----------------------------------------------------------------------------------------------
                                                          FLEET NATIONAL BANK                         SOUTHTRUST
                                  ----------------------------------------------------------------------------------------------
                                                                                                      90001703 &
                                   9429278356      80221654        80227175       9429159138          813887740        TOTAL
                                  ----------------------------------------------------------------------------------------------
CASH 6/01/04 (book)                 $ 225,250      $ (205,070)    $         -    $ 5,670,828          $ 3,158       $ 5,694,166


            RECEIPTS
    Consumer Receipts                                                                262,382                            262,382
    Non Consumer Receipts                                                             22,543            6,215            28,758
                                 --------------------------------------------------------------------------------   ------------
            RECEIPTS                        -               -               -        284,925            6,215           291,140
                                 --------------------------------------------------------------------------------   ------------



                                 --------------------------------------------------------------------------------   ------------
         DISBURSEMENTS               (131,177)       (442,175)           (941)        (3,703)          (7,903)         (585,899)
                                 --------------------------------------------------------------------------------   ------------

                                 --------------------------------------------------------------------------------   ------------
      IBT Funding In/(Out)             47,730         624,306             941       (677,385)           4,408                 -
                                 --------------------------------------------------------------------------------   ------------

                                 --------------------------------------------------------------------------------   ------------
        NET CASH CHANGE               (83,447)        182,131               -       (396,163)           2,720          (294,759)
                                 --------------------------------------------------------------------------------   ------------

CASH 6/30/04 (book)                 $ 141,803      $  (22,939)    $         -    $ 5,274,665          $ 5,878       $ 5,399,407

    Less In-Transit Deposits                                                         (18,860)          (1,242)          (20,102)
    Plus Outstanding Disbursements                     22,939                                                            22,939
                                 --------------------------------------------------------------------------------   ------------
Adjusted CASH  6/30/04                141,803               -               -      5,255,805            4,636         5,402,244
                                 --------------------------------------------------------------------------------   ------------

Bank Balance 6/30/04                $ 141,803      $        -     $         -    $ 5,255,805          $ 4,636       $ 5,402,244